UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 29, 2003

ANALYTICAL SURVEYS, INC.

(Exact name of registrant as specified in its charter)

Colorado	84-0846389
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

11900 Crownpoint Drive, San Antonio, Texas 78233

(Address of principal executive offices)

(210) 657-1500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report: Not Applicable

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release – Analytical Surveys Reports Year-End Results

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Item 12. Results of Operations and Financial Conditions

On December 29, 2003, Analytical Surveys, Inc. issued a Press Release showing year end results. A copy of the press release is attached as Exhibit 99.1.

Analytical Surveys, Inc.
(Registrant)

Date: December 29, 2003	/s/ Lori A. Jones

Lori A. Jones
Chief Financial Officer